UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 5, 2011 (April 1, 2011)

Crestwood Midstream Partners LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3150 Houston, TX		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 519-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Frontier Gas Acquisition

As reported on April 1, 2011, Crestwood Midstream Partners LP (the “Partnership”) completed the previously announced acquisition of certain midstream assets in the Fayetteville Shale and the Granite Wash plays (the “Frontier Gas Acquisition”) from Frontier Gas Services, LLC (“Frontier”). On April 5, 2011, the Partnership filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the consummation of the Frontier Gas Acquisition. The Partnership is filing this Amendment No.1 to the Current Report on Form 8-K/A for purposes of providing the historical financial statements of Frontier, including the unaudited interim historical financial statements as of March 31, 2011 and for the three months ended March 31, 2011 and March 31, 2010, and the unaudited pro forma condensed consolidated financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

The information set forth in the Partnership’s Current Report on Form 8-K filed on February 22, 2011 under Item 1.01 “Entry Into a Material Definitive Agreement—Frontier Purchase and Sale Agreement” is incorporated herein by reference.

As part of this Current Report on Form 8-K/A, the Partnership has included the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2011 which reflects the final purchase price allocation as a result of a third party valuation of the acquired assets. The unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2010 were included in the Initial Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements and Exhibits.

i.	Audited financial statements of Frontier Gas Services, LLC as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008 and the unaudited financial statements of Frontier Gas Services, LLC as of and for the three months ended March 31, 2011 and 2010 are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information is included in this Current Report on Form 8-K/A:

i.	The unaudited pro forma condensed consolidated statement of income of Crestwood Midstream Partners LP for the nine months ended September 30, 2011 is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.
99.1	Audited financial statements of Frontier Gas Services, LLC as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009, and 2008 and the unaudited financial statements of Frontier Gas Services, LLC as of and for the three months ended March 31, 2011 and March 31, 2010.
99.2	The unaudited pro forma condensed consolidated statement of income of Crestwood Midstream Partners LP for the nine months ended September 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC,
its General Partner

	By:	/s/ William G. Manias
William G. Manias
Dated: December 9, 2011		Senior Vice President and Chief Financial Officer